LUMINAR TECHNOLOGIES, INC. EXCHANGE AGREEMENT August 6, 2024 The undersigned set forth on Exhibit A hereto (each, a “Holder”), enters into this Exchange Agreement (this “Agreement”) with Luminar Technologies, Inc. (the “Company”) and the subsidiaries of the Company set forth on the signature page hereto as Guarantors (the “Guarantors”), as of the date first written above whereby the Holders will exchange outstanding 1.25% convertible senior notes due 2026 issued by the Company (the “Existing Convertible Notes”) for (i) the Company’s new (x) 9.0% Convertible Second Lien Senior Secured Notes due 2030 (the “Series 1 Notes”) and (y) 11.5% Convertible Second Lien Senior Secured Notes due 2030 (the “Series 2 Notes” and, collectively with the Series 1 Notes, the “New Notes”) that will be issued pursuant to the provisions of an indenture to be dated as of the Closing Date (as defined below) (the “Indenture”) in substantially the form attached hereto as Exhibit B between the Company, the Guarantors, and GLAS Trust Company LLC, as Trustee (the “Trustee”) and Collateral Agent (the “Collateral Agent”), which New Notes will be guaranteed (each, a “Guarantee” and collectively, the “Guarantees”; the Series 1 Notes with the respective Guarantees, the “Series 1 Securities”; and the Series 2 Notes with the respective Guarantees, the “Series 2 Securities” and, collectively with the Series 1 Securities, the “Securities”) by the Guarantors, and secured pursuant to the terms of a security agreement to be dated as of the Closing Date (the “Security Agreement”) in substantially the form of Exhibit C and (ii) cash in respect of any accrued and unpaid interest on such exchanged Existing Convertible Notes. On and subject to the terms hereof, the parties hereto agree as follows: ARTICLE I EXCHANGE OF NOTES Section 1.1 Exchange. Upon and subject to the terms set forth in this Agreement, at the Closing, each Holder shall deliver or cause to be delivered to the Company the aggregate principal amount of Existing Convertible Notes set forth opposite such Holder’s name under the heading “Exchanged Notes for Securities” on Exhibit A hereto (such principal amount of Existing Convertible Notes, the “Exchanged Notes”) in exchange for, and the Company and the Guarantors hereby agree to issue and deliver to each Holder (i) the principal amount of each class of Securities, rounded to the nearest integral multiple of $1,000 in principal amount, if applicable, specified opposite such Holder’s name on Exhibit A under the heading “Series 1 Securities” and “Series 2 Securities,” respectively, and (ii) an amount in cash equal to the accrued and unpaid interest on the Exchanged Notes to but excluding the Closing Date as specified opposite such Holder’s name on Exhibit A under the heading “Cash Payment (Accrued and Unpaid Interest on Exchanged Notes)” (the “Cash Payment”). The aggregate principal amount of all classes of Securities issued to each Holder as so rounded and as set forth on Exhibit A shall be herein referred to as the “Holder Securities.” The Securities will bear interest from and including the Closing Date. The Holder Securities and Cash Payment (collectively, the “Consideration”) shall represent satisfaction in full of all principal and interest on the Exchanged Notes from and after the Closing Date. The transactions contemplated by this Agreement, including without limitation the issuance, delivery 2 and acceptance of the Consideration in consideration for the exchange of the Exchanged Notes are collectively referred to herein as the “Transactions.” Section 1.2 Closing. Subject to the satisfaction or valid waiver of all closing conditions set forth in Article IV hereto, the closing of the Transactions (the “Closing”) shall occur on or before 9:00 a.m. (New York City time) on or before August 8, 2024, or such other date as the parties may mutually agree (the “Closing Date”). At the Closing, (a) each Holder (i) shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Notes as specified on Exhibit A hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may reasonably determine to be necessary to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes, free and clear of any Liens, and (ii) waives any and all other rights with respect to such Exchanged Notes, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Exchanged Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional interest with respect to the Exchanged Notes, and (b) the Company and the Guarantors shall deliver to each Holder the Consideration as specified on Exhibit A hereto. Concurrently with the Transaction, the Company and the Guarantors are entering into purchase agreements (the “Purchase Agreements”) relating to the issuance and sale by the Company and the Guarantors of new senior secured notes due 2028 guaranteed by the Guarantors (the “2028 Notes”) (collectively, the “Other Transactions”). The cancellation of the Exchanged Notes and delivery of the Consideration shall be effected by the electronic exchange of documents at the Closing. At the Closing, (A) each Holder shall deliver the Exchanged Notes to the trustee for the Existing Convertible Notes via DWAC for the benefit of the Company and (B) the Company shall deliver to each Holder (i) the Holder Securities specified on Exhibit A hereto in global form through the Depository Trust Company (“DTC”) and (ii) the Cash Payment by wire transfer to the account as instructed by such Holder (or, if indicated on Exhibit A, by offset against other amounts due or owing to the Company from such Holder as of the Closing Date). Section 1.3 No Joint Liability. The obligations of each Holder under this Agreement are several and not joint, and no Holder shall have liability to any person for the performance or non-performance of any obligation of any other Holder hereunder. Notwithstanding that this is a single agreement amongst multiple Holders, the Company covenants and agrees, for the benefit of each Holder, that it will not share or otherwise make available to any other Holder, any banking or DWAC-related information provided by such Holder to the Company. ARTICLE II COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE HOLDERS Each Holder, severally and not jointly, hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and the Guarantors, and all such covenants, representations and warranties shall survive the Closing. 3 Section 2.1 Power and Authorization. Such Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. Exhibit A hereto includes the true, correct and complete name and address of such Holder. Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by such Holder and constitutes a legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms, except as such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, or (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). Upon execution and delivery, each other Transaction Document (as defined below) to which it is a party will constitute a legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with their terms, except as such enforcement may be subject to the Enforceability Exceptions. The execution and delivery of this Agreement and each other Transaction Document to which it is a party and the consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) such Holder’s organizational documents, (ii) any agreement or instrument to which such Holder is a party or by which such Holder or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to such Holder, except in the case of clauses (ii) or (iii), where such violations, conflicts, breaches or defaults would not affect such Holder’s ability to consummate the Transactions in any material respect. Section 2.3 Title to the Exchanged Notes. Except for any Exchanged Notes specified on Exhibit A hereto as being held as of the date hereof on swap, (a) such Holder is the sole or direct legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto; (b) such Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that such Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker and any restrictions on transfer arising by operation of applicable securities laws); and (c) such Holder has not, in whole or in part, except as described in the preceding clause (b), (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights, title or interest in and to its Exchanged Notes or (ii) given any person or entity, except for its investment advisor, agents and affiliates, any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes; provided that, with respect to any such Exchanged Notes specified on Exhibit A hereto as being held on swap, upon such Holder’s delivery of such Exchanged Notes to the Company pursuant to the Transactions, such Holder will be such legal and beneficial owner, have such title and have not transferred such Exchanged Notes, in each case as set forth in clauses (a) through (c) above. For any such Exchanged Notes specified on Exhibit A hereto as being held by a Holder on swap, such Holder shall use its best efforts to deliver such Exchanged Notes to the Company pursuant to the Transactions as soon as practicable, and hereby acknowledges that such Holder shall not be entitled to receive additional interest with respect to any such Exchanged Notes on or after the Closing Date. Upon such Holder’s delivery of its Exchanged Notes to the Company pursuant to the 4 Transactions, such Exchanged Notes shall be free and clear of all Liens created by the Holder or any other person acting for the Holder. Section 2.4 Institutional Accredited Investor or Qualified Institutional Buyer. Such Holder is either: (a) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or (b) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act. Section 2.5 No Affiliates. The Holder is not, and has not been at any time during the consecutive three-month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. A period of at least one year (calculated in the manner provided in Rule 144(d) under the Securities Act) has lapsed since the Exchanged Notes set forth opposite its name on Exhibit A hereto were acquired from the Company or from a person known by the Holder to be an Affiliate of the Company. Section 2.6 No Prohibited Transactions. Such Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party (other than (i) its advisors or as required by Applicable Law (as defined below) or (ii) with the Company’s prior approval or consent) any information regarding the Transactions, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that investment professionals affiliated with such Holder (i.e., persons other than compliance personnel affiliated with such Holder) were first contacted by either the Company, Matthews South, LLC (the “Placement Agent”) or any other person acting on the Company’s behalf regarding the Transactions or this Agreement, and such Holder shall not engage in any such activities until the Disclosure Time (as defined below). “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including, without limitation, on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to such Holder’s compliance with its obligations under the U.S. federal securities laws and such Holder’s internal policies, (a) “Holder” shall not be deemed to include any employees, subsidiaries, desks, groups or affiliates of such Holder that are effectively walled off by appropriate “fire wall” information barriers approved by such Holder’s legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Transactions), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an affiliate of a Holder that was effected without the advice or participation of, or such affiliate’s receipt of information regarding the Transactions provided by, such Holder. Section 2.7 Adequate Information; No Reliance. Such Holder acknowledges and agrees that (a) such Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Transactions and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”),

5 including, without limitation, all information filed or furnished pursuant to the Exchange Act on or prior to the date hereof (collectively, the “Public Filings”), (b) such Holder has had the opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects and the terms and conditions of the Transactions, (c) such Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Transactions and to make an informed investment decision with respect to such Transactions, (d) such Holder has evaluated the tax and other consequences of the Transactions and receipt and ownership of the Consideration with its tax, accounting or legal advisors, (e) the Company and the Placement Agent are not acting as a fiduciary or financial or investment advisor to such Holder and (f) such Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company, the Placement Agent or any of their affiliates or representatives except for (i) the Public Filings and (ii) the representations and warranties made by the Company and the Guarantors in this Agreement. Such Holder (w) is able to fend for itself in the Transactions; (x) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Holder Securities; (y) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and (z) acknowledges that investment in the Holder Securities involves a high degree of risk. Section 2.8 Acknowledgements. Such Holder acknowledges and agrees that there is no assurance that a public market will exist or continue to exist for the Securities. Such Holder acknowledges that (a) neither the issuance of the Securities pursuant to the Transactions nor the issuance of any shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), upon conversion of or any payment of a Make-Whole Premium (as defined in the Indenture) on any of the Securities (the “Conversion Shares”) has been registered or qualified under the Securities Act or any state securities laws, and the Securities and any Conversion Shares are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless they are subsequently registered and qualified under the Securities Act and applicable state laws or unless an exemption from such registration and qualification is available, and (b) it is acquiring the Securities for investment purposes only for its own account and not with any view toward a distribution thereof or with any intention of selling, distributing or otherwise disposing of the Securities or any Conversion Shares in a manner that would violate the registration requirements of the Securities Act. Such Holder further acknowledges and agrees that (x) such Holder’s Holder Securities will be acquired from the Company solely in exchange for such Holder’s Exchanged Notes and the Cash Payment due for any accrued and unpaid interest thereon; and (y) such Holder’s participation in the Transactions was not conditioned by the Company on such Holder’s (i) exchange of a minimum principal amount of Existing Convertible Notes or (ii) purchase of a minimum amount of any other securities of the Company or any of its affiliates. Such Holder understands that the Company is relying upon the representations and agreements contained in this Agreement for the purpose of determining whether such Holder’s participation in the Transactions meets the requirements for the exemptions referenced in this Section 2.8. 6 Section 2.9 Taxpayer Information. Such Holder will deliver to the Company a complete and accurate IRS Form W-9 or IRS Form W-8BEN, W-8BEN E or W-8ECI, as appropriate. Section 2.10 Sanctions. The operations of such Holder have been conducted in material compliance with the rules and regulations administered or conducted by OFAC (as defined below) applicable to such Holder. Such Holder has performed due diligence necessary to reasonably determine that its beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of Sanctions (as defined below), or otherwise the subject of Sanctions, except as permitted under Sanctions. Section 2.11 Financial Adviser Fee. Each Holder understands that the Company intends to pay the Placement Agent a fee in respect of the Transactions. Section 2.12 No Reliance on the Placement Agent. Each Holder acknowledges and agrees that the Placement Agent has not acted as a financial advisor or fiduciary to the Holder and that the Placement Agent and its directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s SEC filings and make no representation or warranty to such Holder, express or implied, with respect to the Company, the Existing Convertible Notes, the New Notes, the Consideration or the 2028 Notes or the accuracy, completeness or adequacy of the information provided to each Holder or any other publicly available information, including the Public Filings, nor will any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to each Holder. Section 2.13 Further Action. Such Holder agrees that it will, upon request, execute and deliver any additional documents reasonably determined to be necessary by the Company, the Placement Agent, the Trustee or the Company’s transfer agent to complete the Transactions. ARTICLE III COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS Each of the Company and the Guarantors hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing. Section 3.1 Power and Authorization; Enforceability. The Company and each Guarantor have been duly organized, validly existing as a corporation and in good standing under the laws of their respective jurisdictions of organization. The Company and each Guarantor are duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Public Filings, except where the failure to be so 7 qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). The Company and each of the Guarantors has full legal right, power and authority to enter into this Agreement and the other Transaction Documents and perform the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company and the Guarantors and constitutes a legal, valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as such enforcement may be subject to the Enforceability Exceptions and except to the extent that the indemnification and contribution provisions of Article V hereof may be limited by federal or state securities laws and public policy considerations in respect thereof. Upon execution and delivery, each of the Indenture, the Securities and the Security Agreement (this Agreement, together with the Indenture, the Securities and the Security Agreement, collectively, the “Transaction Documents”) will constitute a legal, valid and binding agreement of the Company and the Guarantors party thereto, enforceable against each of them in accordance with its terms, except as such enforcement may be subject to the Enforceability Exceptions. Section 3.2 No Consents; No Violations; No Conflicts. Assuming the accuracy of each Holder’s representations and warranties hereunder, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or any governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company and the Guarantors of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as may be required under applicable state securities laws, (ii) as may be required under the Securities Act and (iii) as have been previously obtained by the Company. None of the Company, the Guarantors, or any subsidiary that is a significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the SEC (as defined below)) (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Company, such Guarantor or such Significant Subsidiary is a party or by which the Company, such Guarantor or such Significant Subsidiary is bound or to which any of the property or assets of the Company, such Guarantor or such Significant Subsidiary is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s and the Guarantors’ knowledge, no other party under any material contract or other agreement to which the Company or any Guarantor or Significant Subsidiary is a party is in default in any respect thereunder where such default would have a Material Adverse Effect. Neither the execution of this Agreement or the other Transaction Documents, nor the issuance, offering or sale of the Securities, nor the consummation of any of the Transactions, nor the compliance by the Company and the Guarantors with the terms and provisions of the Transaction Documents will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or 8 assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived, (ii) such conflicts, breaches and defaults that would not have a Material Adverse Effect and (iii) Permitted Liens (as defined in the Indenture); nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company or any Guarantor, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or any Guarantor or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company or any Guarantor, except, in the case of this clause (y), where such violation would not have a Material Adverse Effect. Assuming the accuracy of each Holder’s representations and warranties hereunder, the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended. Section 3.3 Validity of Holder Securities. The issuance of the New Notes and the Guarantees has been duly authorized by the Company and the Guarantors, respectively, and, when executed and authenticated in accordance with the provisions of the Indenture (in the case of the New Notes) and delivered to the applicable Holder pursuant to the Transactions against delivery of the Exchanged Notes therefor in accordance with the terms of this Agreement, the New Notes and the Guarantees will be valid and binding obligations of the Company and the Guarantors, respectively, enforceable in accordance with their terms, except as such enforcement may be subject to the Enforceability Exceptions, and will be free of any Liens created by the Company and the Guarantors, except for Permitted Liens, and the issuance of the Holder Securities will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Section 3.4 Capitalization; Validity of Conversion Shares. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and non-assessable and, other than as disclosed in the Public Filings, are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Public Filings as of the dates referred to therein (other than (i) the grant of additional equity awards, or the exercise, settlement or forfeiture of outstanding equity awards, under the Company’s existing equity compensation plans, (ii) changes in the number of outstanding Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof, (iii) as a result of the issuance of shares of Common Stock pursuant to that certain financing agreement, dated as of May 3, 2024, between the Company and Virtu Americas LLC (the “Financing Agreement”), or (iv) any repurchases of capital stock of the Company) and such authorized capital stock conforms to the description thereof set forth in the Public Filings. Except as disclosed in or contemplated by the Public Filings, the Company did not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities. The maximum number of Conversion Shares initially issuable upon conversion of the Securities (assuming (x) the Company elects Physical Settlement (as defined in the Indenture) for each such conversion and (y) the maximum Conversion Rate (as defined in the Indenture) for each series of Securities as it may be increased upon conversion in connection with a Make-Whole Fundamental Change (as defined in the Indenture)) or on account of a Make-Whole Premium (as defined in the Indenture) (the

9 “Maximum Number of Conversion Shares”) has been duly authorized and reserved by the Company for issuance upon conversion of the Securities and, when issued upon conversion of the Securities in accordance with the terms thereof and the Indenture, will be validly issued, fully paid and non-assessable and free of any Liens created by the Company, and the issuance of any such Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Section 3.5 Private Placement. Assuming the accuracy of each Holder’s representations and warranties hereunder, the Holder Securities and, upon the issuance thereof in accordance with the terms of the Indenture, the Conversion Shares (a) will be issued in transactions exempt from the registration requirements of the Securities Act, (b) will be issued in compliance with all applicable state and federal laws and (c) will, at the Closing, be free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act and will not be subject to any restricted or similar legend unless, at the time of issuance, the Holder, or the holder of the Holder Securities at the time they are converted, is an Affiliate of the Company. For the purposes of Rule 144 promulgated under the Securities Act, the Company acknowledges that, assuming the accuracy of each Holder’s representations and warranties hereunder, the holding period of the Exchanged Notes of such Holder as of the Closing Date may be tacked onto the holding period of such Holder’s Holder Securities and Conversion Shares, and the Company and the Guarantors agree not to take a position contrary thereto. Section 3.6 Listing. At the Closing, the Company shall have submitted to The Nasdaq Global Market (the “Nasdaq”) a Listing of Additional Shares Notification Form in respect of the Maximum Number of Conversion Shares, if required, and shall have received no objection thereto from Nasdaq. At the Closing, the Common Stock is listed on the Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, delisting the Common Stock from the Nasdaq nor, except as disclosed to the Holders, has the Company received any notification that the Nasdaq is contemplating terminating such listing. Section 3.7 Disclosure. On or before 9:00 a.m. (New York City time) on the first business day following the date of this Agreement (the “Disclosure Time”), the Company shall file with the SEC a Current Report on Form 8-K disclosing the material terms of the Transactions (to the extent not previously publicly disclosed) (the “Closing 8-K”). From and after the filing of the Closing 8-K, the Company represents to each Holder that such Holder shall not be in possession of any material, nonpublic information provided by the Company, the Guarantors or any of their respective officers, directors, employees or agents, with respect to or in connection with the Transactions, that is not disclosed in the Closing 8-K. In addition, effective upon the earlier of (i) the filing of such Closing 8-K and (ii) the Disclosure Time, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, the Guarantors or any of their respective officers, directors, employees or agents, on the one hand, and such Holder or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company and the Guarantors understand and confirm that the Holders and their affiliates will rely on the foregoing representations in effecting transactions in securities of the Company and the Guarantors. Without the prior written consent of a Holder, neither the Company nor the Guarantors shall disclose the name of such Holder in any filing or announcement, unless such disclosure is in accordance with Section 6.5 below. 10 Section 3.8 No Litigation. There are no legal or governmental proceedings pending or threatened to which the Company, the Guarantors, or any of their respective subsidiaries is a party or to which any of their respective properties is subject (i) other than proceedings accurately described in all material respects in the Public Filings and proceedings that would not, singly or in the aggregate, have a Material Adverse Effect or (ii) that are required to be described in the Public Filings and are not so described. Section 3.9 SEC Filings; Disclosure. The Company has filed with the SEC all reports, schedules and statements required to be filed by it under the Exchange Act on a timely basis for the most recent twelve-month period. As of their respective filing dates, the Public Filings filed since January 1, 2024, complied in all material respects with applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such Public Filings; and there are no contracts or other documents that are required to be described in the Public Filings that are not described or filed as required. The consolidated financial statements of the Company included or incorporated by reference in the Public Filings, together with the related notes and schedules, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and its consolidated subsidiaries for the periods specified (subject, in the case of unaudited statements, to normal year- end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved; the other financial and statistical data with respect to the Company and its consolidated subsidiaries contained or incorporated by reference in the Public Filings are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Public Filings that are not included or incorporated by reference as required; the Company and its consolidated subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations), not described in the Public Filings which are required to be described therein. None of such Public Filings, at the time they were filed with the SEC or, if amended or restated, as of the date of such amendment or restatement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Other than the Transactions and the Other Transactions, as of the date hereof, no material event or circumstance has occurred which would be required to be publicly disclosed or announced by the Company pursuant to the provisions of the SEC’s Form 8-K which has not been so publicly disclosed or announced on Form 8-K. Section 3.10 Other Transactions. The Company has provided to each Holder true, correct and complete executed copies or, if prior to the Closing Date, substantially final forms, of all documentation relating to the Other Transactions, which documentation has not been amended, modified or waived in any material respect since such execution or delivery. 11 Section 3.11 No Preferential Rights; Certain Approvals. (i) No person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Stock or shares of any other capital stock or other securities of the Company (other than upon the exercise or settlement of equity awards that may be granted from time to time under the Company’s equity compensation plans or upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof, in each case as set forth in the Public Filings), (ii) no Person has any preemptive rights, rights of first refusal, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Stock or shares of any other capital stock or other securities of the Company from the Company which have not been duly waived with respect to the Transactions, and (iii) except as set forth in the Public Filings, no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Stock or shares of any other capital stock or other securities of the Company as a result of the Transactions, except in each case for such rights as have been waived on or prior to the date hereof. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including without limitation any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s constituent documents or the laws of the State of Delaware that are or could become applicable to any Holder as a result of any Holder or the Company fulfilling their respective obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Holder Securities or the Conversion Shares, as the case may be. In light of Section 2.20 of the Indenture, there are no change of control, severance, bonus or similar payments due and payable by the Company as a result of the Company fulfilling its obligations or exercising its rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Holder Securities or the Conversion Shares, as the case may be. Section 3.12 Further Action. The Company agrees that (i) it will cancel all Existing Convertible Notes acquired in connection with the Transactions, and (ii) it will, upon request, execute and deliver any additional documents reasonably deemed necessary or desirable by the Holders, the Trustee or the Company’s transfer agent to complete the Transactions. Section 3.13 Solvency. After giving effect to the Transactions, (a) the fair saleable value of each of the Company’s and the Guarantors’ respective consolidated assets exceeds the fair value of each of the Company’s and the Guarantors’ respective liabilities, (b) each of the Company and the Guarantors will not be left with unreasonably small capital and (c) each of the Company and the Guarantors will be able to pay their respective debts (including trade debts) as they become due (whether at maturity or otherwise) (without taking into account any forbearance or extensions related thereto). Section 3.14 No Material Adverse Effect. Since March 31, 2024, except as disclosed in the Public Filings, the Company, the Guarantors and their respective subsidiaries, considered as a single enterprise, have conducted their business in the ordinary course, and there has not been (i) any material adverse change in, or any development that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on, the legality, validity or enforceability of this Agreement or the other Transaction Documents or the ability of the Company or the Guarantors to perform their respective obligations hereunder or thereunder or under the 12 Transactions on a full and timely basis in all material respects, or in or on the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders’ equity or results of operations of the Company, the Guarantors, and their respective subsidiaries, taken as a whole (collectively, a “Material Adverse Effect”), (ii) entry into any transaction or agreement which is material to the Company, the Guarantors, and their respective subsidiaries, taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company, the Guarantors, or their respective subsidiaries, which is material to the Company, the Guarantors, and their respective subsidiaries, taken as a whole, (iv) any material change in the capital stock of the Company (other than (A) the grant of additional equity awards, or the exercise, settlement or forfeiture of outstanding equity awards, under the Company’s existing equity compensation plans, (B) changes in the number of outstanding Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof, (C) as a result of the issuance and sales under the Financing Agreement, (D) any repurchases of capital stock of the Company, (E) as described in a proxy statement filed on Schedule 14A or a registration statement on Form S-4, or (F) otherwise publicly announced) or outstanding long-term indebtedness of the Company, any Guarantor, or any of their respective subsidiaries, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, any Guarantor, or any of their respective subsidiaries, other than in each case above in the ordinary course of business or as otherwise disclosed in the Public Filings (including any document incorporated by reference therein), and none of the Company or any Guarantor or Significant Subsidiary has sustained any loss or interference with their respective business or operations from fire, explosion, flood, earthquake or other natural disaster or calamity, regardless of whether covered by insurance, or from any labor dispute or disturbance or court or governmental action, order or decree, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 3.15 Investment Company Act. None of the Company or any Guarantor or any of their respective subsidiaries is or, after giving effect to the Transactions and the Other Transactions, will be required to register as, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended. Section 3.16 Brokers. None of the Company or any Guarantor has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the Transactions for which any Holder may be liable. Section 3.17 Subsidiaries. The Company and the Guarantors own, directly or indirectly, all of the equity interests of their respective subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, other than Permitted Liens, and all the equity interests of the subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights. The Company and the Guarantors do not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 1.

13 Section 3.18 Collateral. The representations and warranties of the Company included in Article IV of the Security Agreement are deemed to be incorporated herein and part hereof. Section 3.19 Environmental Laws. The Company, the Guarantors, and their respective subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Public Filings; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, have a Material Adverse Effect. Section 3.20 No Improper Practices. (i) None of the Company, the Guarantors or any of their respective subsidiaries, nor, to the Company’s or any Guarantor’s knowledge, any of their respective affiliates or executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi- public duty in violation of any law or of the character required to be disclosed in the Company’s Public Filings; (ii) no relationship, direct or indirect, exists between or among the Company, the Guarantors or, to the Company’s or each Guarantor’s knowledge, their respective subsidiaries or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or the Guarantors or, to the Company’s and the Guarantors’ knowledge, their respective subsidiaries, on the other hand, that is required by the Exchange Act to be disclosed in the Public Filings that is not so described; (iii) there are no material outstanding loans or advances or material guarantees of indebtedness by the Company, the Guarantors or, to the Company’s or each Guarantor’s knowledge, their respective subsidiaries to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; (iv) the Company and the Guarantors have not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company, the Guarantors or their respective subsidiaries to alter the customer’s or supplier’s level or type of business with the Company, the Guarantors or their respective subsidiaries or (B) a trade journalist or publication to write or publish favorable information about the Company, the Guarantors or their respective subsidiaries or any of their respective products or services; and, (v) none of the Company, the Guarantors nor their respective subsidiaries nor, to the Company’s or to each Guarantor’s knowledge, any employee or agent of the Company, the Guarantors or their respective subsidiaries has made any payment of funds of the Company, the Guarantors or their respective subsidiaries or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Company’s Public Filings. 14 Section 3.21 Anti-Money Laundering Laws. The operations of the Company, the Guarantors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company, the Guarantors and each of their respective subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company, the Guarantors and each of their respective subsidiaries (collectively, the “Anti-Money Laundering Laws”), except where the failure to be in such compliance would not result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or the Guarantors, threatened. Section 3.22 Sanctions; OFAC. (i) None of the Company, the Guarantors nor any of their respective subsidiaries (collectively, the “Entity”) nor, to the Company’s or any Guarantor’s knowledge, any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph 3.22, “Person”) that is, or is owned or controlled by a Person that is: A. the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor B. located, organized or resident in a country or territory that is the subject of Sanctions. (ii) The Entity will not, directly or indirectly, knowingly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: a. to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or b. in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise) (iii) The Entity represents and covenants that, except as detailed in the Company’s Public Filings, for the past 5 years, it has not knowingly engaged in and is not now knowingly engaged in any dealing or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions. Section 3.23 Property. The Company and each of the Guarantors and the Significant Subsidiaries have good and marketable title to all real property and good and valid title to all personal property (other than Intellectual Property, which is addressed exclusively in Section 3.24) described in the Public Filings as being owned by them which is material to the businesses of the Company, the Guarantors and the Significant Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects except (i) such as do not affect the value of 15 such property and do not materially interfere with the use made and proposed to be made of such property by the Company or such Guarantor or Significant Subsidiary, (ii) such as would not, singly or in the aggregate, have a Material Adverse Effect or (iii) Permitted Liens. Any real property described in the Public Filings as being leased by the Company or any Guarantor or Significant Subsidiary is held by them under valid, subsisting and enforceable leases with such exceptions as (i) do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or such Guarantor or Significant Subsidiary or (ii) would not, singly or in the aggregate, have a Material Adverse Effect. Section 3.24 Intellectual Property. The Company, the Guarantors and the Significant Subsidiaries own or possess adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), trade names, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company, the Guarantors and the Significant Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. There are no pending, or to the Company’s or to each Guarantor’s knowledge, threatened judicial proceedings or interference proceedings challenging the Company’s or any Guarantor’s or Significant Subsidiary’s rights in or to or the validity of the scope of any of the Company’s or the Guarantors’ or Significant Subsidiaries’ patents, patent applications or proprietary information. To the Company’s and to each Guarantor’s knowledge, there are no third parties who have established rights or have any claim in any of the Company’s or the Guarantors’ or Significant Subsidiaries’ patents, patent applications or any patent to be issued therefrom by virtue of any contract, license or other agreement entered into between such entity or individual and the Company or any Guarantor Significant Subsidiary or by any non-contractual obligation, other than by written licenses granted by the Company or the Guarantors or Significant Subsidiaries. None of the Company, the Guarantors or the Significant Subsidiaries has received any written notice of any claim challenging the rights of the Company or the Guarantors or the Significant Subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or any Guarantor or Significant Subsidiary which claim, if the subject of an unfavorable decision, would result in a Material Adverse Effect. Section 3.25 IT Systems. (i)(x) To the knowledge of Company and the Guarantors, there have been no security breach or other compromise of any Company’s or any Guarantor’s information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Guarantors have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data; (ii) the Company and the Guarantors are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and 16 regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Company and the Guarantors have implemented backup and disaster recovery technology consistent with industry standards and practices. Section 3.26 Labor Disputes. No labor disturbance by or dispute with employees of the Company or any Guarantor or Significant Subsidiary exists or, to the knowledge of the Company or any Guarantor, is threatened which would result in a Material Adverse Effect. Section 3.27 Insurance. The Company, the Guarantors and the Significant Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company, the Guarantors and the Significant Subsidiaries reasonably believe are adequate for the conduct of their business. Section 3.28 Licenses and Permits. The Company, the Guarantors and the Significant Subsidiaries possess or have obtained, all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as currently conducted, as described in the Public Filings (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, have a Material Adverse Effect. None of the Company, the Guarantors or the Significant Subsidiaries have received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, have a Material Adverse Effect. Section 3.29 Taxes. The Company, the Guarantors, and their respective subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to do so would not have a Material Adverse Effect. Except as disclosed in the Public Filings, no tax deficiency has been determined adversely to the Company or any Guarantor, or any of their respective subsidiaries, which has had, or would have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Guarantor has knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it or any of its subsidiaries which would have a Material Adverse Effect. Section 3.30 Compliance with Applicable Laws. The Company and the Guarantors have not been advised, and have no reason to believe, that they and each of their respective subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, except where failure to be so in compliance would not result in a Material Adverse Effect.

17 Section 3.31 Compliance Program. The Company has established and administers a compliance program applicable to the Company, to assist the Company and its directors, officers and employees in complying with applicable regulatory guidelines (including, without limitation, if applicable, those administered by the FDA, the EMA, and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA or EMA), except where such noncompliance would not reasonably be expected to have a Material Adverse Effect. Section 3.32 Disclosure Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Public Filings). Since December 31, 2023, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Public Filings). The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) that comply with the requirements of the Exchange Act. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the most recent Evaluation Date. Section 3.33 Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission during the past 12 months. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Exchange Act Rules 13a-15 and 15d-15. Section 3.34 Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, the Guarantors and/or, to the knowledge of the Company and the Guarantors, any of their affiliates and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that would affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including 18 those Off Balance Sheet Transactions described in the SEC’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33- 8056; 34-45321; FR-61), required to be described in the Public Filings which have not been described as required. Section 3.35 ERISA. To the knowledge of the Company and the Guarantors, (i) each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is maintained, administered or contributed to by the Company, the Guarantors or any of their affiliates for employees or former employees of the Company, the Guarantors and their respective subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company and the Guarantors with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and (iii) for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) equals or exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions, other than, in the case of (i), (ii) and (iii) above, as would not have a Material Adverse Effect. Section 3.36 Liquidity Conditions. To the extent the New Notes or the Conversion Shares are no longer “Freely Tradable” (at defined in the Indenture) by a Holder (or any affiliate transferee thereof) at any time following the Closing Date, then, at the request of any such Holder, the Company shall use its commercially reasonable efforts to, as promptly as commercially reasonable following such request, (i) notify each Holder of the unavailability of Rule 144 to effectuate sales of the New Notes and the Conversion Shares, (ii) offer such Holders the opportunity to have their Conversion Shares (including Conversion Shares issuable upon conversion of their then-outstanding New Notes) included on a resale shelf registration statement, (iii) prepare and file a resale shelf registration statement with the SEC covering the resale of such Conversion Shares held by, or issuable upon the conversion of such New Notes held by, any such Holder who requests such inclusion in a reasonably timely manner, and (iv) use its commercially reasonable efforts to maintain the effectiveness of such registration statement until the earlier of (a) the date as of which the New Notes and Conversion Shares are Freely Tradable, and (b) the sale of all Conversion Shares covered by such registration statement. Notwithstanding the foregoing, the Company shall not be so required to notify or include the securities of any Holder pursuant to this section who, to the Company’s knowledge, no longer beneficially owns any New Notes or Conversion Shares, and the obligations under this section shall be suspended at any time when the New Notes and Conversion Shares are Freely Tradable. Section 3.37 Enforceability of Agreements. All agreements between the Company and the Guarantors and third parties expressly referenced in the Public Filings, other than such 19 agreements that have expired by their terms or whose termination is disclosed in the Public Filings, are legal, valid and binding obligations of the Company or such Guarantor and, to the Company’s or such Guarantor’s knowledge, enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof, and except for any unenforceability that, individually or in the aggregate, would not have a Material Adverse Effect. ARTICLE IV CLOSING CONDITIONS & NOTIFICATION Section 4.1 Conditions to Obligations of each Holder, the Company and the Guarantors. The obligations of each Holder to deliver the Exchanged Notes and of the Company and the Guarantors to deliver the Consideration are subject to the satisfaction at or prior to the Closing of the following conditions: (a) no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and precludes, enjoins or otherwise prohibits the consummation of the Transactions or the other transactions contemplated by the Transaction Documents, and no statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby; (b) there shall be no action, lawsuit, arbitration, claim or proceeding pending that enjoins the consummation of this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby; (c) solely with regard to the obligations of each Holder to deliver the Exchanged Notes, (i) the representations and warranties of the Company and the Guarantors contained in Article III shall be true and correct as of the Closing in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made as of the Closing, and, unless notice is given pursuant to Section 4.2 below, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date and (ii) the Company and the Guarantors shall have complied, in all material respects, with all covenants and other agreements in this Agreement required to be performed by the Company and the Guarantors at or prior to Closing; (d) solely with regard to the obligation of the Company and the Guarantors to deliver the Consideration, (i) the representations and warranties of each Holder contained 20 in Article II shall be true and correct as of the Closing in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made as of the Closing, and, unless notice is given pursuant to Section 4.2 below, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date and (ii) each Holder shall have complied, in all material respects, with all covenants and other agreements in this Agreement required to be performed by them at or prior to Closing; (e) the Company, the Guarantors and the Trustee shall have entered into the Indenture; (f) the Company, the Guarantors and the Trustee shall have entered into the Security Agreement; (g) solely with regard to the obligations of each Holder to deliver the Exchanged Notes, the Company and the Guarantors shall have executed and delivered to the Holders a perfection certificate dated as of the Closing Date in form and substance reasonably satisfactory to the Collateral Agent; (h) solely with regard to the obligations of each Holder to deliver the Exchanged Notes, except as otherwise provided for in the Collateral Documents (as defined in the Indenture), the Indenture or the other documents entered into in connection with the Transactions, on the Closing Date, the Collateral Agent shall have received the Collateral Documents and other certificates, agreements or instruments necessary to create a valid security interest in favor of the Collateral Agent, for its benefit and the benefit of the Trustee and the holders of the Securities, in all of the Collateral described in the Security Agreement substantially in form and substance reasonably satisfactory to the Collateral Agent, together with, subject to the requirements of the Collateral Documents, stock certificates and promissory notes required to be delivered pursuant to the Collateral Documents, in each case accompanied by instruments of transfer and stock powers undated and endorsed in blank, Uniform Commercial Code financing statements in appropriate form for filing, filings with the United States Patent and Trademark Office and United States Copyright Office in appropriate form for filing where applicable and each such document, instrument or filing shall, unless expressly not required by the Indenture, the Collateral Documents or applicable law, be executed by the Company and the Guarantors, as applicable, and each such document shall be in full force and effect; (i) the Other Transactions shall be consummated concurrently with the Closing of the Transactions, in accordance with the terms of the documents related thereto in the form entered into on the date hereof, and, no amendments, modifications or waivers of any documentation relating to the Other Transactions shall have been made since the versions of such documentation provided to the Holders pursuant to Section 3.10 hereof;

21 (j) solely with regard to the obligations of each Holder to deliver the Exchanged Notes, the Company shall have delivered to each Holder (i) an opinion of Orrick, Herrington & Sutcliffe LLP, counsel to the Company and the Guarantors, addressed to such Holder, in form and substance reasonably acceptable to such Holder, and (ii) such other customary documentation as such Holder shall reasonably request; (k) solely with regard to the obligations of each Holder to deliver the Exchanged Notes, the Company shall have furnished or caused to be furnished to the Holders, dated as of the Closing Date, a certificate of the Chief Executive Officer or Chief Financial Officer of the Company and each Guarantor, or other officer satisfactory to the Holders, stating that (i) the representations and warranties of the Company and the Guarantors set forth in Article III of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date; (ii) the Company and the Guarantors have complied with all the agreements and covenants hereunder and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to such date; (l) solely with regard to the obligations of each Holder to deliver the Exchanged Notes, the Company shall have furnished or caused to be furnished to the Holders, dated as of the Closing Date, a certificate of each of the Company and the Guarantors, executed by a secretary or assistant secretary (or equivalent officer) thereof, which shall (A) certify that (i) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of the Company or the applicable Guarantor certified by the relevant authority of its jurisdiction or organization, (ii) the certificate or articles of incorporation, formation or organization of the Company or the applicable Guarantor attached thereto has not been amended (except as attached thereto) since the date reflected thereon, (iii) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of the Company or the applicable Guarantor together with all amendments thereto since the initial effectiveness of such document or the last amendment and restatement, as applicable, and such by-laws or operating, management, partnership or similar agreement is in full force and effect and (iv) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of the board of directors or managing members or other governing body of the Company or the applicable Guarantor authorizing the execution and delivery of this Agreement and the performance of this Agreement and any of the other Transaction Documents to which the Company or such Guarantor is a party and the Transactions, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of the Company or the applicable Guarantor who are authorized to sign this Agreement and the other Transaction Documents to which the Company or such Guarantor is a party; and (m) the Holder Securities shall be eligible for clearance and settlement through DTC under an unrestricted CUSIP. 22 Section 4.2 Notification. Each Holder hereby covenants and agrees to promptly notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article II to be false or incorrect in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respects). The Company hereby covenants and agrees to notify the Holders upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article III to be false or incorrect in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respects). ARTICLE V INDEMNIFICATION Section 5.1 Indemnification. Each of the Company and the Guarantors, jointly and severally, agrees to indemnify each of the Holders and their respective affiliates, and their respective equityholders, directors, officers, employees, agents, members, partners, managers, advisors (and any other persons with a functionally equivalent role notwithstanding a lack of such title or any other title) and each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Indemnified Party” and, collectively, the “Indemnified Parties”) from and against any losses, claims, damages, costs, expenses or liabilities, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, claims, damages, settlement costs or liabilities of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of counsel, subject to redaction to preserve privilege, and all other documented expenses reasonably incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them) (collectively, “Losses”), as a result of, relating to, arising out of, or resulting from any Third-Party Claim (as defined herein) asserted against such Indemnified Party arising from or in any way related to, or as a result of any action taken or purported to have been taken by any person in connection with the consummation of, the transactions contemplated by this Agreement or any of the other Transaction Documents. Each of the Company and the Guarantors, jointly and severally, also agrees to indemnify the Indemnified Parties for any action arising out of any breach of representations and warranties in any of the Transaction Documents or any other claim arising in connection with the Transactions. Section 5.2 Indemnification Procedures. Promptly after any Indemnified Party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person (other than the Company, the Guarantors and their respective affiliates or any other Holder or its affiliates, but including any derivative action, suit or proceeding) (each a “Third-Party Claim”), which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the Company and the Guarantors prompt written notice of such Third-Party Claim or the commencement of such action, suit or proceeding, but failure to so notify the Company and the Guarantors will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Company and the Guarantors are prejudiced by such failure, and then only to 23 the extent of such prejudice. Such notice shall state the nature and the basis of such Third-Party Claim to the extent then known. The Company and the Guarantors shall have the right to defend and settle, at their own expense and by their own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Company and the Guarantors pursue the same diligently and in good faith. After the Company and the Guarantors have notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Company and the Guarantors diligently pursue such defense, the Company and the Guarantors shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if the Company and the Guarantors have failed after a reasonable period of time to assume the defense or employ counsel reasonably acceptable to the Indemnified Party, or if the Indemnified Party has, in the reasonable opinion of counsel, a material conflict on any material issue between the position of such Indemnified Party and any other party being represented by such counsel selected by the Company and the Guarantors, then the Indemnified Party shall have the right to select its own counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable and documented expenses and fees of one such counsel (in addition to any necessary local counsel) and other reasonable and documented expenses related to such participation to be reimbursed by the Company and the Guarantors as incurred. Notwithstanding any other provision of this Agreement, (x) the Company and the Guarantors shall not settle any Third-Party Claim under which indemnification may be sought hereunder without the consent of the applicable Indemnified Parties, unless the settlement thereof imposes no liability or obligation on, and includes a complete, unconditional and irrevocable release from liability of, and does not include any statement or admission of fault, culpability, wrongdoing or malfeasance by, the Indemnified Party and (y) the Company and the Guarantors shall not be liable for any settlement entered into by an Indemnified Party without the consent of the Company and the Guarantors (which consent shall not be unreasonably withheld, conditioned or delayed). If the indemnification provided in the preceding paragraph is insufficient, not permitted by applicable law or is judicially determined to be unavailable, then in lieu of indemnifying such Indemnified Person hereunder, the Company and the Guarantors shall contribute to the amount paid or payable by such Indemnified Person as a result of any applicable losses and expenses. Section 5.3 Limitation on Liability. Notwithstanding anything to the contrary in this Agreement, none of the Company, the Guarantors nor their respective affiliates shall be required to indemnify or hold harmless any Indemnified Party to the extent of any Losses that are finally determined by a court of competent jurisdiction to have resulted from the bad faith, fraud, gross negligence or willful misconduct of such Indemnified Party, or a settlement is entered into by such Indemnified Party admitting to such bad faith, fraud, gross negligence or willful misconduct, or from a claim solely among the Indemnified Parties. To the extent that the Company, the Guarantors or their respective affiliates have provided indemnification pursuant to this Article V prior to any such determination by a court of competent jurisdiction or such settlement, each Indemnified Party so determined to have suffered such non-indemnifiable Losses shall promptly refund to the Company or the Guarantors, by wire transfer of immediately available funds, any amounts so advanced by the Company, the Guarantors or their respective affiliates. 24 Section 5.4 Release. In consideration for the agreements and covenants set forth in this Agreement, the Company and the Guarantors, on behalf of themselves and each of their respective affiliates, knowingly, voluntarily and unconditionally release and forever discharge from and for, and covenant not to sue, each Indemnified Party for any and all actions or inactions arising out of, relating to, or resulting from the Transactions that the Company and the Guarantors have or may have, now or in the future; provided, however, that this Section 5.4 will not apply to any claims against any Holder with respect to a breach of this Agreement or any other Transaction Document or any rights of the Company or the Guarantors under this Agreement or any other Transaction Document. ARTICLE VI MISCELLANEOUS Section 6.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents. Section 6.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party. Section 6.3 Governing Law; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules. Each of the Company, the Guarantors and the Holders, irrevocably waives any and all right to trial by jury with respect to any legal proceeding arising out of the Transactions contemplated by this Agreement. Section 6.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party. Section 6.5 Use of Holder Names. None of the Company, the Guarantors nor any of their respective affiliates and subsidiaries (if any) (collectively, the “Company Group”) shall identify, or permit any of its employees, agents or representatives to identify, any Holder (whether in connection with the Company or the Guarantors or in the Holder’s capacity as an investor in the

25 Company or the Guarantors) in any written or oral public communications or issue any press release or other disclosure of the Holder’s name or the name of any of its affiliates, or any derivative of any of the foregoing names (collectively, the “Holder Names”), in each case except (i) as authorized in writing in advance by the Holder in each such instance (electronic mail to suffice) or (ii) as required by applicable law, legal process or regulatory request (“Applicable Law”); provided, that prior to any such disclosure such disclosing member of the Company Group as soon as practicable notifies the Holder of such requirement (except where prohibited by Applicable Law) so that the Holder (or its applicable affiliate) may seek a protective order or other appropriate remedy prior to such disclosure. Notwithstanding the foregoing, the Company may make disclosures to an auditor or governmental or regulatory authority pursuant to any routine investigation, inspection, examination or inquiry without providing the Holder with any notification thereof, unless the Holder is the subject of any such investigation, inspection, examination or inquiry (in which case the preceding sentence shall govern). Section 6.6 Expenses. The Company shall reimburse the Holders for all reasonable and documented fees and out-of-pocket expenses incurred in connection with the Transactions promptly and, to the extent such documented fees and expenses are invoiced to the Company at least one business day prior to Closing, on the Closing Date; provided, that the maximum amount of fees and expenses that the Company shall be obligated to reimburse to the Holders pursuant to this Section 6.6 shall not exceed $425,000 in the aggregate. Section 6.7 Severability. The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision or the validity and enforceability of this Agreement. Section 6.8 Assignment; Binding Effect. No Holder shall convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of the Company, except to an affiliate of such Holder who assumes its obligations hereunder pursuant to a joinder or similar agreement reasonably acceptable to the Company, and the Company and the Guarantors shall not convey, assign or otherwise transfer any of their respective rights and obligations under this Agreement without the express written consent of each Holder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Section 6.9 Reliance by the Placement Agent. The Placement Agent, acting as financial advisor to the Company, may rely on each representation and warranty of the Company and of each Holder, made on behalf of itself, herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to the Placement Agent. The Placement Agent will be a third-party beneficiary of this Agreement to the extent provided in this Section 6.9. Section 6.10 Waiver; Remedies. No delay on the part of any Holder, the Company or the Guarantors in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any Holder, the Company or the Guarantors of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege of such party under this Agreement, nor shall any single or partial exercise of any 26 right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement. All waivers under this Agreement shall be in writing and signed by the party against whom such waiver is to be enforced. Section 6.10 Amendment. This Agreement may be modified or amended only by written agreement of each of the parties to this Agreement. Section 6.11 Survival. The provisions of Article II, Article III, Section 4.2, Article V and Article VI shall survive the Closing. Section 6.12 Notice. Any notice or communications hereunder shall be in writing and will be deemed to have been given if delivered in person or by electronic transmission or by registered or certified first-class mail or courier service to the following addresses, or such other addresses as may be furnished hereafter by notice in writing: if to the Company or the Guarantors: Luminar Technologies, Inc. 2603 Discovery Drive Suite 100 Orlando, FL 32826 Attention: Al Prescott, CLO Telephone: (407) 900-5259 Email: al@luminartech.com with a copy to: Orrick, Herrington & Sutcliffe LLP 631 Wilshire Boulevard Santa Monica, CA 90401 Attention: Daniel S. Kim Telephone: (310) 633-2803 Email: dan.kim@orrick.com if to the Holders, as set forth on Exhibit A hereto. Section 6.13 Termination. The Company and the Guarantors may terminate this Agreement if there has occurred any breach or withdrawal by a Holder of any covenant, representation or warranty set forth in Article II in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respect). A Holder may terminate this Agreement if (i) there has occurred any breach or withdrawal by the Company or the Guarantors of any covenant, representation or warranty set forth in Article III in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respect) or (ii) the Closing has not occurred by 5:00 p.m. (New York City time) on the fifth (5th) business day following the date hereof. 27 Section 6.14 Other Transactions. Nothing contained herein or in any other Transaction Document or other document related to the Transactions, and no action taken by any Holder pursuant hereto or thereto or by any other party pursuant to such other documents, shall be deemed to constitute a Holder and any other Holder or any other party hereunder or under such other documents as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such entities are in any way acting in concert or as a group with respect to their obligations hereunder or thereunder or with respect to the transactions contemplated hereby or thereby. [Signature Page Follows]   SIGNATURE PAGE TO EXCHANGE AGREEMENT IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written. LUMINAR TECHNOLOGIES, INC. By: Name: Title: LUMINAR, LLC, as Guarantor By: Name: Title: LUMINAR SEMICONDUCTOR, INC., as Guarantor By: Name: Title: FREEDOM PHOTONICS LLC, as Guarantor By: Name: Title: EMFOUR ACQUISITION CO., LLC, as Guarantor By: Name: Title: EM4, LLC, as Guarantor By: Name: Title: OPTOGRATION, INC., as Guarantor By: Name: Title:

  SIGNATURE PAGE TO EXCHANGE AGREEMENT IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written. HOLDERS: ________________________________________________ By: Name: Title: